CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Registration Statement on Form N-4 of our reports dated February 22, 2007 relating to the financial statements of American Family Life Insurance Company and financial statements and financial highlights of American Family Variable Account II, which appears in such Registration Statement. We also consent to the references to us under the heading “Experts” in such Registration Statement.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

April 27, 2007